Offerings - Offering: 1	Aug. 05, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock, par value $0.01
Amount Registered | shares	481,049
Proposed Maximum Offering Price per Unit	86.82
Maximum Aggregate Offering Price	$ 41,764,674.18
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,767.71
Offering Note	Calculated pursuant to Rule 457(j) on the basis of the amount at which such securities were sold. The Proposed Maximum Offering Price Per Unit is the highest price, excluding interest, to be payable per share in connection with the rescission offer covered by this registration statement. The price per share will range from $26.12 per share to $86.82 per share, depending on the price originally paid by the offeree.